Exhibit 10.1

THIRD AMENDMENT TO LOAN DOCUMENTS

THIS THIRD AMENDMENT TO LOAN DOCUMENTS (this “Agreement”) is made and entered into as of the 2 nd day of June, 2005, among FCC, LLC, d/b/a First Capital , a Florida limited liability company (“Lender”), DATREK PROFESSIONAL BAGS, INC. a Florida corporation formerly known as Datrek Acquisition, Inc. (“Datrek”), MILLER GOLF COMPANY , a Florida corporation formerly known as Miller Acquisition, Inc. (“ Miller “; Datrek and Miller are referred to herein individually as a “ Borrower “ and collectively as the “ Borrowers “), and RYAN HOLDINGS, INC. , a Tennessee corporation formerly known as Datrek Professional Bags, Inc. (“Ryan”).

W I T N E S S E T H :

WHEREAS, Borrowers and Lender are parties to that certain Loan and Security Agreement dated as of October 15, 2004 (as amended, restated, modified or supplemented from time to time, the “Loan Agreement”); and

WHEREAS, Datrek and Ryan are parties to that certain Agreement of Subordination and Assignment in favor of Lender dated October 15, 2004 (the “Seller Subordination Agreement”); and

WHEREAS, Borrowers and Lender desire to amend the Loan Agreement on the terms and conditions set forth herein, and Datrek, Ryan and Lender desire to amend the Seller Subordination Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement.

2. The Loan Agreement is amended by deleting Item 1 of the Schedule to the Loan Agreement and inserting the following in lieu thereof:

1.	Borrowing Base

“Borrowing Base” means, at any time, an amount equal to:

(a)	the lesser of:

(i)	$7,000,000, and

(ii)	the sum of:

(A)	85% of the dollar amount of Eligible Accounts; plus

(B)	the lesser of:

(1)	$3,500,000,

(2)	50% of the dollar value (determined at the lower of cost or market value) of Eligible Inventory, and

(3)	the amount available to be borrowed under clause (ii)(A) above; minus

(b)	the sum of:

(i)	such reserves as Lender may establish from time to time in its discretion (including, without limitation, a reserve for licensing fees and royalties payable by Borrowers with respect to Inventory), plus

(ii)	the amount available to be drawn under, plus the amount of any unreimbursed draws with respect to, any letters of credit or acceptances which have been issued, created or guaranteed by Lender or any Affiliate of Lender for any Borrower’s account.

3. The Subordination Agreement is amended by deleting the paragraph entitled “Special Stipulations” and inserting the following in lieu thereof:

Special stipulations:

Notwithstanding anything to the contrary contained in this Agreement, Borrower may pay, and Creditor may take and receive, regularly scheduled payments of principal and interest on the Junior Claims so long as (a) no default or event of default exists under that certain Loan and Security Agreement of even date herewith among Borrower, Miller Golf Company (“Miller”) and you, as amended, modified and/or restated from time to time (the “Loan Agreement”), or would otherwise be caused thereby; (b) after giving effect to such payment, unused borrowing availability under the Loan Agreement would be at least $100,000 plus the aggregate outstanding amount of all accounts payable of Borrower and Miller which have been outstanding for more than 90 days; (c) at least five (5) business days prior to making any such payment, Borrower shall deliver to you a certificate of an officer of Borrower, a borrowing base certificate and such supporting documentation as you may reasonably request (i) setting forth the amount of and the date of such proposed payment, (ii) certifying that no default or event of default exists under the Loan Agreement, and (iii) setting forth calculations, in detail reasonably satisfactory to you, demonstrating compliance with the foregoing clause (b) and with the financial covenants contained in the Loan Agreement after giving effect to such proposed payment, assuming that such payment was made on the last day of the calendar month most recently ended, and (d) you have consented in writing to such payment. Borrower hereby agrees with Creditor that Borrower shall take all commercially reasonable actions to insure that Borrower can make duly scheduled payments of the Junior Claims.

4. Each Borrower hereby restates, ratifies, and reaffirms each and every term, condition representation and warranty heretofore made by it under or in connection with the execution and delivery of the Loan Agreement, as amended hereby, and the other Loan Documents, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement and the Loan Documents.

5. Except as set forth herein, the Loan Agreement and the Seller Subordination Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligation of Borrowers and Ryan, as applicable, to Lender.

6. In consideration of the accommodations made by Lender hereunder, Borrowers jointly and severally agree to pay to Lender (a) an amendment fee of $10,000 on the date hereof, and (b) on demand all costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Agreement and the other Loan Documents and any other transactions contemplated hereby and thereby, including, without limitation, the fees and out-of-pocket expenses of legal counsel to Lender. Such amendment fee shall be fully earned on the date hereof and is not subject to refund or rebate. Such amendment fee constitutes a fee for services and is not interest or a charge for the use of money.

7. To induce Lender to enter into this Agreement, each Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no Default under the Loan Agreement or any of the other Loan Documents.

8. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

9. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

10. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia, other than its laws respecting choice of law.

IN WITNESS WHEREOF, Borrowers, Ryan and Lender have caused this Agreement to be duly executed as of the date first above written.

DATREK PROFESSIONAL BAGS, INC., a Florida corporation f/k/a Datrek Acquisition, Inc.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

MILLER GOLF COMPANY, a Florida corporation f/k/a Miller Acquisition, Inc.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	President

RYAN HOLDINGS, INC., a Tennessee corporation f/k/a Datrek Professional Bags, Inc.

By:	/s/ Deborah Ryan
Name:	Deborah Ryan
Title:	President

FCC, LLC, d/b/a First Capital

By:	/s/ Evan G. Jones
Evan G. Jones, Senior Vice President

Each of the undersigned acknowledges the foregoing and agrees that the respective Information and Support Agreement to which each of the undersigned is party dated as of October 15, 2004 in favor of Lender remains in full force and effect, subject to no right of offset, claim or counterclaim.

/s/ Dennis Ryan
Dennis Ryan

/s/ Deborah Ryan
Deborah Ryan

/s/ Michael Hedge
Michael Hedge

STANFORD VENTURE CAPITAL HOLDINGS, INC.

By:	/s/ James M. Davis
Name:	James M. Davis
Title:	President

The undersigned acknowledges the foregoing and agrees that the Guaranty of the undersigned dated as of October 15, 2004 in favor of Lender and all documentation with respect to cash collateral of the undersigned pledged to Lender remains in full force and effect, subject to no right of offset, claim or counterclaim.

DATREK MILLER INTERNATIONAL, INC.

By:	/s/ Michael S. Hedge
Name:	Michael S. Hedge
Title:	Chief Executive Officer

NOTARY JURAT FOR EXECUTION OF

WRITTEN OBLIGATIONS TO PAY MONEY

On this the      day of June, 2005, before me, the undersigned, a Notary Public in and for the State of             , County of             ,              personally appeared, who is personally known to me or proved to me on the basis of satisfactory evidence to be the of each              of Datrek Professional Bags, Inc., a Florida corporation, and Miller Golf Company, a Florida corporation, who, being by me first duly sworn, stated that:

1.	He executed the foregoing Third Amendment to Loan Documents on behalf of each such corporation pursuant to its by-laws or a resolution of its board of directors, said execution taking place in the State of , County of ; and

2.	He has this day delivered the foregoing Third Amendment to Loan Documents to FCC, LLC, d/b/a FIRST CAPITAL, at Cobb County, Georgia via overnight courier.

Signature of Borrowers’ Officer:

By:
Name:

Sworn to and subscribed before me this      day of June, 2005:

Notary Signature
My Commission Expires:
[Affix Notarial Seal]

AFFIDAVIT REGARDING DELIVERY

On this the      day of June, 2005, before me, the undersigned, a Notary Public in and for the State of Georgia, County of             , Evan G. Jones personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be a Senior Vice President of FCC, LLC, d/b/a FIRST CAPITAL, who, being by me first duly sworn, stated that he has received delivery of the foregoing Third Amendment to Loan Documents on behalf of FCC, LLC, d/b/a FIRST CAPITAL in the State of Georgia, County of Cobb.

Signature of Officer of FCC, LLC, d/b/a First Capital

By:
Evan G. Jones, Senior Vice President

Sworn to and subscribed before me this      day of June, 2005:

Notary Signature
My Commission Expires:
[Affix Notarial Seal]